TRADE AND OTHER PAYABLES	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
TRADE AND OTHER PAYABLES
Trade and other payables
Trade and other payables represent liabilities for goods and services provided to the Group prior to the end of the reporting period, which are unpaid. Trade and other payables are presented as current liabilities unless payment is not due within 12 months after the reporting period. Trade and other payables are recognised initially at fair value and subsequently measured at amortised cost using the effective interest rate method. Trade payables are non-interest bearing and are normally settled between 30 to 60 days.
The Group participates in various programmes and arrangements with customers designed to increase the sale of our products. The costs of these programmes are recorded as deductions from revenue. Among the programmes are arrangements under which allowances can be earned by customers for attaining agreed upon sales levels or for participating in specific marketing programmes. When these allowances are paid in arrears, the Group accrues the estimated amount to be paid based upon historical customer experience, the programme’s contractual terms, expected customer performance and/or estimated sales volume. The costs of these off-invoice customer marketing costs totalled €3.2 billion, €3.0 billion and €2.9 billion for 2019, 2018 and 2017, respectively.
The following table summarises trade and other payables as at the dates presented:

	31 December 2019	31 December 2018
	€ million	€ million
Trade accounts payable	1,138	1,105
Accrued customer marketing costs	701	753
Accrued deposits	274	282
Accrued compensation and benefits	234	269
Accrued taxes	251	273
Other accrued expenses	187	146
Total trade and other payables	2,785	2,828